                                                                  EXHIBIT 10.56

             AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT

         THIS AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT, dated as of February 17, 1995 (the "Guaranty"), is made by VITAS HEALTHCARE CORPORATION OF FLORIDA, a Florida corporation (the "Guarantor"), to the parties named in
Section 1 hereof. Except as otherwise defined herein, terms used herein defined in the Credit Agreement referred to below shall be used herein as so defined.

                              W I T N E S S E T H

      WHEREAS, (i) pursuant to Revolving Credit and Reimbursement Agreement dated as of August 11, 1994 (the "Prior Credit Agreement") among Vitas Healthcare Corporation (the "Company"), NationsBank of Florida, National Association ("NationsBank") and NationsBank as agent, NationsBank made available to the Company a revolving credit facility in the aggregate principal amount of up to $15,000,000, including within such revolving credit facility the issuance of letters of credit for the account of the Company and (ii) pursuant to a Guaranty and Contingent Purchase Agreement of even date with the Prior Credit Agreement between the Company and NationsBank (the "Prior Guaranty" and, together with the Prior Credit Agreement, the "Prior Agreements"), and a Loan Agreement (as the same may be amended, modified or restated from time to time, the "ESOP Loan Agreement") of even date with the Prior Credit Agreement between NationsBank and the Vitas Healthcare Corporation Employee Stock Ownership Trust (the "Trust" and, together with the Company, the "Borrowers"), NationsBank extended a term loan of $2,386,670 to the Trust to refinance certain indebtedness owing from the Trust to the Company; and

      WHEREAS, in connection with the execution and delivery of the Prior Agreements, the Guarantor entered into a Guaranty and Suretyship Agreement of even date with the Prior Credit Agreement (the "Prior Subsidiary Guaranty") guaranteeing the payment and performance of the obligations and liabilities of the Borrowers under the Prior Credit Agreement and the ESOP Loan Documents; and

      WHEREAS, the Company and Vitas Healthcare Corporation of California, a Subsidiary of the Company ("Vitas California"), have entered into an Asset Purchase Agreement with the Sellers (as defined in the Credit Agreement) dated as of December 27, 1994 (the "Asset Purchase Agreement") pursuant to which Vitas California has agreed to purchase substantially all of the operating assets of the CHC Entities (as defined in the Credit Agreement) pursuant to the terms and subject to the conditions set forth therein and, in connection therewith, the Company has requested that the Prior Credit Agreement be amended and restated to increase the revolving credit facility from $15,000,000 to $20,000,000, to provide for a $25,000,000 term loan facility, and to make certain other modifications, and that the Prior Guaranty be amended and restated to reflect the agreement of the parties; and

      WHEREAS, at the request of the Company and to effect the modifications referred to above, (i) the Company, the Agent and the Lenders are entering into an Amended and Restated Revolving Credit, Term Loan and Reimbursement Agreement of even date herewith (as the same may be modified, amended or restated from time to time, the "Credit Agreement" and, together with the ESOP Loan Agreement, the "Agreements"), and (ii) the Company and NationsBank are entering into an Amended and Restated Guaranty and Contingent Purchase Agreement of even date herewith (as the same may be modified, amended or restated from time to time, the "Company Guaranty"); and

      WHEREAS, the Lenders are unwilling to amend and increase the revolving credit facility or make such term loan pursuant to the Credit Agreement, and NationsBank is unwilling to amend the Prior Agreements as reflected in the Agreements to permit the consummation of the CHC Transaction, unless the Guarantor amends and restates its Prior Subsidiary Guaranty by entering into this Guaranty; and

      WHEREAS, the Guarantor is a Subsidiary of the Company and has been or may be provided with advances from the Company or other working capital made available directly or indirectly by the Lenders under the Credit Agreement, and has thereby materially benefitted or will materially benefit from the Loans made to the Borrowers pursuant to the Credit Agreement and the ESOP Loan Agreement;

      NOW, THEREFORE, in consideration of the premises, the Guarantor hereby agrees as follows:

      1. Guaranty and Surety. The Guarantor does hereby absolutely and unconditionally for the benefit of (i) the Agent and the Lenders under the Credit Agreement and (ii) NationsBank as lender under the ESOP Loan Agreement (collectively, the "Beneficiaries"), guarantee and become surety for the full and timely payment when due (whether by acceleration or otherwise) (including amounts which, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code (or any successor statute), would become due) of:

            A. All Obligations as defined in the Credit Agreement; and

            B. All obligations and liabilities of the Trust under the ESOP Loan Agreement and the other ESOP Loan Documents, including without limitation its obligations to pay interest, principal, fees, expenses and indemnification amounts when and as the same shall become due whether at the stated maturity thereof, by acceleration or otherwise (the "ESOP Obligations").

in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, extended, renewed, replaced, refinanced or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred (all indebtedness, obligations and liabilities of the Borrowers described in this
Section 1 are collectively referred to as the "Guarantied Obligations"); provided, however, that the liability of the Guarantor with respect to the Guarantied Obligations shall not exceed at any time the Maximum Amount (as hereinafter defined). The "Maximum Amount" means the greater of (X) the aggregate amount of all advances to the Guarantor made directly or indirectly with the proceeds of Loans (as defined in the Credit Agreement) or (Y) 95% of
(a) the fair salable value of the assets of such Guarantor as of the date hereof minus (b) the total liabilities of the Guarantor (including contingent liabilities, but excluding liabilities of the Guarantor under this Guaranty and the other Loan Documents and ESOP Loan Documents executed by the Guarantor) as of the date hereof; provided further, however, that if the calculation of the Maximum Amount in the manner provided above as of the date payment is required of the Guarantor pursuant to this Guaranty would result in a greater positive number, then the Maximum Amount shall be deemed to be such greater positive number.

      2. Guaranty of Payment. This is a guaranty of payment and not merely of collection. In the event of any default by the original obligor in payment or otherwise on any of the Guarantied Obligations, the Guarantor will pay all or any portion of the Guarantied Obligations due or thereafter becoming due, whether by acceleration or otherwise, without offset of any kind whatsoever, without any Beneficiary first being required to make demand upon the original obligor or pursue any of its rights against the original obligor, or against any other Person, including other guarantors (whether or not party to this Guaranty); and without being required to liquidate or to realize on any collateral security. In any right of action accruing to any Beneficiary, such Beneficiary may elect to proceed against (a) the Guarantor together with the original obligor or obligors; (b) the Guarantor and the original obligor or obligors individually; or (c) the Guarantor only without having first commenced any action against the original obligor or obligors.

      3. Right to Deal with Guarantied Obligations. Subject to the terms and conditions of the Credit Agreement, any Beneficiary, without notice to Guarantor, may deal with any Guarantied Obligations and any collateral security therefor in such manner as it may deem advisable and may renew or extend the Guarantied Obligations or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same;

and may compromise or settle with or release and discharge from liability any other guarantor of any Guarantied Obligation, or any other Person liable to such Beneficiary for all or any portion of the obligations of any original obligor; all without impairing the liability of the Guarantor hereunder.

      4. Other Waivers. Guarantor hereby unconditionally waives with respect to this Guaranty: (a) notice of acceptance of this Guaranty by any Beneficiary and any notice of the incurring by either or both of the Borrowers of any Guarantied Obligation; (b) presentment for payment, protest, notice of protest and notice of dishonor to any party including either of the Borrowers or the Guarantor; (c) any disability of the original obligor or obligors or defense available to the original obligor or obligors, including absence or cessation of any original obligor's liability for any reason whatsoever; (d) any defense or circumstances which might otherwise constitute a legal or equitable discharge of a guarantor or surety except final and irrevocable payment in full of the Guaranteed Obligations; and (e) all rights under any state or federal statute dealing with or affecting the rights of creditors.

      5. Subordination. Until the Guarantied Obligations are paid in full and no Beneficiary is under any further obligation to lend or extend funds or credit which would constitute Guarantied Obligations, Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations of the Borrower to such Guarantor to the Guarantied Obligations, and all amounts due under such debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and paid over forthwith to the Beneficiaries on account of the Guarantied Obligations and, pending such payment, shall be held by the Guarantor as agent and bailee of the Beneficiaries separate and apart from all other funds, property and accounts of the Guarantor. Guarantor, at the reasonable request of any Beneficiary, shall execute such further documents in favor of such Beneficiary to further evidence and support the purpose of this Section 5. Until (i) all of the Guarantied Obligations and all of the Guarantor's obligations hereunder shall have been paid and satisfied in full and (ii) the lapse or expiration of any time period in which any payment in respect of the Guarantied Obligations or hereunder is subject to avoidance as a preferential or similar transfer under any applicable bankruptcy, insolvency or similar law without any such claim for avoidance having been made, Guarantor hereby irrevocably waives and releases any right or rights of subrogation, contribution or similar claims against either of the Borrowers or any other guarantor of any of the Guarantied Obligations existing at law, by contract or otherwise.

      6. Representations and Warranties. Guarantor represents and warrants to the Beneficiaries that: (a) no other agreement, representation or special condition exists between the Guarantor and any Beneficiary regarding the liability of the Guarantor under this Guaranty; nor does any understanding exist between the

Guarantor and any Beneficiary that the obligations of the Guarantor under this Guaranty are or will be other than as set out herein; and (b) as of the date hereof, the Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guaranty. Furthermore, the Guarantor affirms to the Beneficiaries that each of the representations and warranties contained in the Credit Agreement or the Company Guaranty and made by either of the Borrowers with respect to the Guarantor is true and correct.

      7. No Waiver by Beneficiaries. No failure or delay on the part of any Beneficiary in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. Failure by any Beneficiary to insist upon strict performance hereof shall not constitute a relinquishment of its right to demand strict performance at another time. Receipt by any Beneficiary of any payment by any person on any Guarantied Obligation, with knowledge of a default on any Guarantied Obligation or of a breach of this Guaranty, or both, shall not be construed as a waiver of the default or breach.

      8. CONTINUING GUARANTY; TERMINATION. THIS GUARANTY IS A CONTINUING GUARANTY AND SHALL CONTINUE IN FULL FORCE AND EFFECT UNTIL SUCH TIME AS ALL GUARANTIED OBLIGATIONS SHALL HAVE BEEN INDEFEASIBLY PAID IN FULL (OTHER THAN GUARANTIED OBLIGATIONS IN THE NATURE OF CONTINUING INDEMNITIES OR EXPENSE REIMBURSEMENT OBLIGATIONS NOT YET DUE AND PAYABLE) AND NO BENEFICIARY SHALL BE UNDER ANY FURTHER OBLIGATION TO LEND OR TO ADVANCE FUNDS OR ISSUE LETTERS OF CREDIT TO THE ACCOUNT OF THE BORROWERS OR EITHER OF THEM CONSTITUTING GUARANTIED OBLIGATIONS.

      9. Benefit of Agreement. This Guaranty is freely assignable and transferable by the Beneficiaries to any permitted assignee and transferee of any Guarantied Obligation; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the written consent of all Beneficiaries. The rights and privileges of the Beneficiaries shall inure to the benefit of their respective successors and assigns, and the duties and obligations of the Guarantors shall bind their respective successors and assigns.

      10. Expenses; Indemnity. The Guarantor will upon demand pay to each Beneficiary the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which it may reasonably incur in connection with enforcement of this Guaranty or the failure by the Guarantor to perform or observe any of the provisions hereof. The Guarantor agrees to indemnify and hold harmless each Beneficiary from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, growing out of or resulting from this Guaranty or the exercise by any Beneficiary of any right or remedy granted to it hereunder or under the other Loan Documents or ESOP Loan Documents, other than such items arising out of the bad faith, gross negligence or willful misconduct on the part of such Beneficiary. If and to the extent that the obligations of the Guarantor under this Section 10 are unenforceable for any reason, the Guarantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

      11. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Guaranty or consent to any departure by the Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed
(i) as to the Obligations, by the Guarantor and the Agent (which execution by Agent shall be evidence that Agent has received the consent thereto of the Lenders required to effect such amendment or waiver) and (ii) as to the ESOP Obligations, the Guarantor and NationsBank, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no such amendment, waiver or consent shall (a) deprive any Beneficiary of the benefits generally of this Guaranty without the written consent of such Beneficiary, or (b) alter the provisions of this Section 11 without the written consent of all of the Beneficiaries.

      12. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the manner set forth in Section 12.02 of the Credit Agreement.

      13. Interpretation; Partial Invalidity. Whenever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

      14. Miscellaneous: Remedies Cumulative. Unless the context of this Guaranty otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or." The section headings used herein are for convenience of reference only and shall not define, limit or extend the provisions of this Guaranty. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Beneficiaries provided by law or under the Credit Agreement, the other Loan Documents, or other applicable agreements or instruments. The making of the Loans to the Borrowers pursuant to the Credit Agreement and the ESOP Loan Agreement shall be presumed conclusively to have been made or extended, respectively, in reliance upon the obligations of the Guarantor incurred pursuant to this Guaranty.

      15. Pari Passu Obligation. The Guarantor, and by their acceptance of the benefits hereof each of the Beneficiaries, acknowledge that, in the event the Maximum Amount payable hereunder shall be less than aggregate amount of the Obligations and the ESOP Obligations payable by the Guarantor hereunder, the Obligations and the ESOP Obligations shall rank pari passu with respect to the application of proceeds of payments hereunder to such Obligations and ESOP Obligations and, in accordance therewith, agree that such amounts, including without limitation proceeds of collateral securing the Guarantor's obligations hereunder, after payment of all expenses in connection with the administration and liquidation of such collateral, shall be applied ratably to Obligations and ESOP Obligations in accordance with the respective amounts thereof as of the date of any application.

      16. Governing Law. This Guaranty shall in all respects be governed by the law of the State of Florida. Guarantor and the Beneficiaries each hereby (i) submits to the jurisdiction and venue of the state and federal courts of Florida for the purposes of resolving disputes hereunder or under any of the other Loan Documents to which it is a party or for the purpose of collection and (ii) waives trial by jury in connection with any such litigation.

      17. Repayment or Recovery. If claim is ever made upon any Beneficiary for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations and any of the Beneficiaries repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, or (b) any settlement or compromise of any such claim effected by such Beneficiary with any such claimant (including the original obligor), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any Note or other instrument evidencing any Guarantied Obligation or any security therefor, and the Guarantor shall be and remain liable to the aforesaid Beneficiary for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such Beneficiary.

      18. Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (as defined in either of the Agreements), Guarantor agrees that each Beneficiary shall have a lien for all the liabilities of the Guarantor upon all deposits or deposit accounts, of any kind (other than deposits identified as being held for third parties), or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to such Beneficiary or otherwise in the possession or control of such Beneficiary (other than for safekeeping) for any purpose for the account or benefit of the Guarantor and including any balance of any deposit account or of any credit of the Guarantor with such Beneficiary, whether now existing or hereafter established, hereby authorizing each Beneficiary at any time or times, upon the occurrence and during the continuance of an Event of Default, with or without prior notice (but with notice with reasonable promptness after such set-off) to apply such balances or any part thereof to such of the liabilities of the Guarantor to such Beneficiary then past due and in such amounts as they may elect, and whether or not the collateral or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this Section 18, all remittances and property shall be deemed to be in the possession of such Beneficiary as soon as the same may be put in transit to it by mail or carrier or by other bailee.

      19. Security. As security for the payment and performance by the Guarantor of its obligations hereunder, the Guarantor has delivered to the Beneficiaries an Amended and Restated Pledge and Security Agreement of even date herewith, granting to the Beneficiaries a security interest in certain property of the Guarantor therein specified.

      20. References to Credit Agreement Definitions. In the event that the Credit Agreement shall no longer be in effect at any time while this Guaranty shall continue in effect or there shall otherwise continue to remain outstanding Guarantied Obligations, all references to the Credit Agreement, including terms defined by reference to their respective definitions contained in the Credit Agreement, shall be deemed to refer to the Credit Agreement as in effect as of the date hereof, with such amendments thereto to which the remaining Beneficiaries shall have given express consent in accordance with the Loan Documents and the ESOP Loan Documents.

      21. Agency. Notwithstanding the foregoing references to the Beneficiaries, Guarantor acknowledges and agrees that so long as NationsBank shall be the sole Lender under the Credit Agreement, the term "Agent" shall mean NationsBank as Lender. When and if there shall be more than one Lender party to the Credit Agreement, then the term "Agent" shall refer to the Agent under the Credit Agreement pursuant to the provisions of Article XI of the Credit Agreement, to which reference is hereby made.

      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officers hereunto duly authorized as of the date first above written.


WITNESS:                             VITAS HEALTHCARE CORPORATION OF
                                     FLORIDA

/s/ Terry L. Scaggs
---------------------------          By: /s/ Mark W. Ohlendorf
                                         -----------------------------
/s/ Meganne Cusato                   Name: Mark W. Ohlendorf
---------------------------          Title: Vice President

                                     Address: 100 South Biscayne Boulevard
                                              Miami, Florida  33131
                                              Attention: Mark W. Ohlendorf
                                     Telephone No. (305) 350-5922
                                     Telefacsimile No. (305) 374-4765